FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 1999

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

NORTH DAKOTA

 0-14851

 45-0311232

(State or other jurisdiction of incorporation or organization)	(Commission FileNumber)	(I.R.S. Employer Identification No.)
12 SOUTH MAIN STREET MINOT, NORTH DAKOTA

 58701

(Address of principal executive offices)		(Zip Code)

(701) 837-4738

(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

Investors Real Estate Trust (the "Company") files this Report of Sales of Securities and Use of Proceeds Therefrom as a final report in Accordance with Rule 463 (17 CFR 230.463).

1. (a) State the name of the issuer or successor issuer filing the report.

INVESTORS REAL ESTATE TRUST

2. (a) Indicate the effective date of the registration statement for which this form is filed.

September 1, 1999

   (b) Provide the SEC file number assigned to the registration statement.

1.333-84839

  (c) If the issuer has been assigned a CUSIP number, specify the first (6) digits.

461730

3. (a) Has the offering commenced?

Yes ( X )           No (   )

    (b) If yes, indicate the date the offering commenced.

September 1, 1999

4. Did the offering terminate before any securities were sold?

Yes (   )           No ( X )

5. Did the offering terminate prior to the sale of all securities registered?

Yes (   )           No ( X )

6. Furnish the name(s) of the managing underwriter(s), if any.

(01)	Inland National Securities, Inc.
(02)	American Investment Services, Inc.
(03)	Huntingdon Securities Corp.
(04)	Garry Pierce Financial Services, LLP
(05)	PrimeVest Financial Services
(06)	ND Capital, Inc.
(07)	Berthel Fisher Financial Services, Inc.
(08)	Netcap Preferred Equity
(09)	Investment Centers of America, Inc.
(10)	Invest Financial Corp.
(11)	First Montauk Securities Corp.
(12)	Fintegra Financial Solutions
(13)	American Heartland Investments, Inc.
(14)	Pro Equities, Inc.

7. (a) Indicate the title and code of each class of securities registered and, where a class of convertible securities is being registered, indicate the title and code of any class of securities into which such securities may be converted.

 Title of Security

 Code

(01) Shares of Beneficial Interest	EQ

8. Indicate on the following table the amount and aggregate offering price of securities registered and sold to date for the account of the issuer and for the account(s) of any selling security holder(s).

FOR THE ACCOUNT OF THE ISSUER

 Title of Security

Amount Registered

Aggregate Price of Offering Amount Registered

Amount Sold

Aggregate Offering Price of Amount Sold

Shares of Beneficial Interest	1,000,000	$8,250,000	1,000,000	$8,250,000

9. State, if known, or furnish a reasonable estimate of, the amount of expenses incurred for the issuer's account in connection with the issuance and distribution of the securities registered for each category listed below. Place an "X" to the left of any amount given that is an estimate.

Direct or indirect payments to directors, officers, general partners of the issuer or their associates; to persons owning ten percent or more of any class of equity securities of the issuer; and to affiliates of the issuer

Direct or indirect payments to others

(01) Underwriting discounts and commissions	$ 0	$ 622,377
(02) Finders' Fees	$ 0	$ 0
(03) Expenses paid to or for underwriters	$ 0	$ 0
(04) Other expenses	$ 0	$ 48,431
(05) Total Expenses	$ 0	$670,808

10. Indicate the net offering proceeds to the issuer after the total expenses in No. 9 above.

$7,579,192

11. State, if known, or furnish a reasonable estimate of, the amount of net offering proceeds to the issuer used for each of the purposes listed below. Do not include any amount in "working capital" to which a more specific category is applicable. Place an "X" to the left of any amount given that is an estimate.

Direct or indirect payments to directors, officers, general partners of the issuer or their associates; to persons owning ten percent or more of any class of equity securities of the issuer; and to affiliates of the issuer

Direct or indirect payments to others

(01) Construction of plant, building and facilities	$ 0	$ 0
(02) Purchase and installation of machinery and equipment	$ 0	$ 0
(03) Purchase of real estate	$ 0	$7,579,192
(04) Acquisition of other businesses(es)	$ 0	$ 0
(05) Total Expenses	$ 0	$ 0
(06) Working Capital	$ 0	$ 0
Temporary investment (specify)
None.

Other purposes (specify)
None.

12. Do the use(s) of proceeds in No. 11 represent a material change in the use(s) of proceeds described in the prospectus?

Yes (   )           No ( X )

 SIGNATURE

Pursuant to the requirements of Rule 463 under the Securities Act of 1933, INVESTORS REAL ESTATE TRUST has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /S/ Thomas A. Wentz, Jr.
     Thomas A. Wentz, Jr.
     Vice-President

Date: December 6, 1999